Notes Payable	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Notes Payable [Abstract]
NOTES PAYABLE

NOTE 5. NOTES PAYABLE

Notes Payable at March 31, 2012 and December 31, 2011, consisted of the following:

Long-Term Debt:	March 31, 2012	December 31, 2011
Note payable collateralized by building due November 31, 2017, 5.7%	$1,434,668	$1,447,888
Notes payable for insurance premiums due between March 2, 2012 and July 1, 2012, rates from 6.5% to 9.0%	46,834	77,072
Notes payable collateralized by equipment due from January 24, 2015 to February 28, 2017, from 4.25% to 7.99%	3,154,569	815,765
Note payable to related party due December 31, 2012, 14%	839,269	889,269
10% convertible promissory note due February 17, 2017	2,200,000	—
9% Series B Senior Secured Redeemable Debentures due on various dates ranging from September 30, 2013 to February 28, 2014, net of discount of $16,420 and $19,923 at March 31, 2012 and December 31, 2011, respectively	4,893,388	5,281,884

	12,568,728	8,511,878
Less: current portion	(6,744,616)	(6,435,759)

Total Long-Term Debt	$5,824,112	$2,076,119

Notes Payable

On January 23, 2012, we entered into a note payable with a bank for the purchase of a water hauling truck in the amount of $179,000, bearing a fixed interest rate of 7.99% with principle and interest payable monthly over the term of the loan. The note payable has a final maturity date of January 24, 2015.

On February 17, 2012, we entered into a note payable with a bank in the amount of $2.2 million, bearing a fixed interest rate of 5.5%, to finance a portion of the consideration paid in our acquisition of Hunter Disposal. The note is collateralized by the equipment acquired. See Note 3—Acquisitions, for additional information.

Convertible Promissory Note Payable

On February 17, 2012, the Company entered into a 10% convertible promissory note for $2.2 million payable to Triad Hunter as partial consideration in the Hunter Disposal acquisition. Terms of payment under the note are interest only due quarterly from May 17, 2012 to February 17, 2013. Thereafter, beginning May 17, 2013 and continuing quarterly until February 17, 2017, the payments due will include accrued interest and principle payments of $137,500 per quarter. The promissory note matures on February 17, 2017 and is convertible at any time by the holder into shares of common stock of the Company at a conversion price of $2.50 per share. See Note 3—Acquisitions, for additional information.

9% Series B Senior Secured Redeemable Debentures

The Company has not paid interest on the Series B debentures for the period March 2011 through March 2012. Therefore, we were technically in default on our Series B Debentures at March 31, 2012. Upon an event of default, the debentures become due and payable upon demand, so we have classified the debentures as a current liability as of March 31, 2012. These debentures are secured by GreenHunter Energy’s interest in GreenHunter Mesquite Lake, LLC, and are otherwise non-recourse to GreenHunter Energy.

During the three months ended March 31, 2012, holders of $392,000 of our Series B Debentures elected to convert their principal and accrued interest into shares of our 10% Series C cumulative preferred stock. Additionally, we have received irrevocable agreements from other holders of our Series B Debentures to convert approximately $1.3 million of our Series B Debentures into our 10% Series C Preferred Stock in 2012.

Maturities

The following table presents the approximate annual maturities of all of our debt as of March 31, 2012:

2012	$6,497,564
2013	1,422,975
2014	1,612,838
2015	918,442
Thereafter	2,116,909

$12,568,728

NOTE 7. NOTES PAYABLE

Notes Payable at December 31, 2011 and 2010 consisted of the following:

	2011	2010
Note payable collateralized by building due November 31, 2017, 5.7%	$1,447,888	$2,982,051
Notes payable for insurance premiums due between March 2, 2012 and June 30, 2012, rates from 6.5% to 9.0%	77,072	81,499
Notes payable collateralized by water hauling trucks due February 28, 2017 and December 9, 2014, 4.25% and 5%	815,765	—
Note payable to related party due December 31, 2012, 14%	889,269	766,957
9% Series B Senior Secured Redeemable Debentures due on various dates ranging from September 30, 2013 to February 28, 2014, net of discount of $19,923 and $29,558 at December 31, 2011 and 2010, respectively	5,281,884	5,272,249

	8,511,878	9,102,756
Less: current portion	(6,435,759)	(943,560)

Total Long-Term Debt	$2,076,119	$8,159,196

The following table presents the approximate annual maturities of debt as of December 31, 2011:

2012	$6,435,759
2013	220,440
2014	231,027
2015	231,075
Thereafter	1,393,577

$8,511,878

Notes Payable

The Company has a note payable for the building that serves as the location of the Company’s corporate headquarters. The note has an interest rate of 5.7%, monthly payments of $11,000, and matures during November 2017.

During 2011 and 2010, we financed a portion of our annual insurance premiums in the amount of $184,000 and $161,000, respectively with various notes bearing fixed rates of 6.5% and 9.0%. The notes have maturity dates of March 2, 2012 and June 30, 2012.

During 2011, we entered into various notes payable for the purchase of water hauling trucks in the amount of $816,000, bearing fixed interest rates of 4.25% and 5.0%. The notes have maturity dates of February 2017 and December 9, 2014.

10% Series A Senior Secured Redeemable Debentures

We have issued approximately $21 million of our 10% Series A Senior Redeemable Debentures (“Series A Debentures”) these debentures, resulting in net proceeds of approximately $18.9 million since inception of this series. These debentures are non-recourse to GreenHunter Energy, and are secured by our GreenHunter BioFuels, Inc. common stock. This offering was cancelled during April of 2008, and all proceeds were received by June 30, 2008.

The Series A Debentures were offered in a private placement and have not been registered. The debentures have a term of five years from the date of issue and may be exchangeable at our option into freely tradable shares of our common stock. We have the right to call for redemption at any time. If redeemed, we would be required to pay a redemption price, in cash and/or common stock, equal to the following percentage of the principal amount depending on the year after issuance: 105% during the first year, 104% during the second year, 103% during the third year, and 102% during the fourth year and continuing through maturity.

During April 2009 through September 2010, we were unable to make the interest payments on these debentures. On November 26, 2010, the Company transferred all of its common stock in BioFuels to an irrevocable trust for the benefit of the holders of the Series A Debentures and their respective successors, assigns, heirs and devisees in full and final satisfaction of any the Company might have to the holders of the Series A Debentures, based on the terms of the debenture agreements. These debentures were secured by GreenHunter Energy’s ownership interest in GreenHunter BioFuels common stock and are otherwise non-recourse to GreenHunter Energy.

Non-Recourse BioFuels Facilities

During March 2009, we determined we were not in compliance with certain covenants of our non-recourse construction loan and non-recourse working capital line of credit at BioFuels. Accordingly, we classified the entire amounts due under both of these agreements as current liabilities associated with assets held in receivership at September 30, 2010. On December 16, 2009, the Credit Agreement for the non-recourse construction and working capital loans was amended. Pursuant to the terms and conditions of the amendment, the lender agreed to waive any claims of “Events of Default” until March 31, 2010. The agreement was further amended on March 30, 2010 to extend until April 30, 2010. Since we did not close on a sale or other transaction to repay the note by April 30, 2010, on June 3, 2010, BioFuels received a written notice from the lender that BioFuels has been placed into receivership. This credit agreement documented BioFuels’ existing project financing term loan and working capital line of credit with the Lender. On November 26, 2010, the Company transferred all of its common stock in BioFuels to an irrevocable trust for the benefit of the holders of the Series A Debentures and their respective successors, assigns, heirs and devisees in full and final satisfaction of any obligation the Company might have to the holders of the Series A Debentures, based on the terms of the debenture agreements. The loan facilities were secured by BioFuels' existing biodiesel refinery and associated assets located in Houston, Texas and are non-recourse to the parent company.

9% Series B Senior Secured Redeemable Debentures

During July 2008, we announced the offering of a 9% Series B Senior Secured Redeemable Debentures (“Series B Debentures”). These debentures have a term of five years and may be exchangeable into shares of our common stock after one year, at our option. These debentures are non-recourse to GreenHunter Energy, and are secured by our GreenHunter Mesquite Lake, Inc. common stock. Since inception of this series, we have issued approximately $5.3 million of these debentures, resulting in net proceeds of approximately $4.9 million. This offering was cancelled during April of 2009.

The Company has not paid interest on the Series B debentures for the period March 2011 through December 31, 2011. Therefore, we were in default on our Series B Debentures at December 31, 2011. Upon an event of default, the debentures become due and payable upon demand, so we have classified the debentures as a current liability as of December 31, 2011. These debentures are secured by GreenHunter Energy’s equity interest in GreenHunter Mesquite Lake, LLC and are otherwise non-recourse to GreenHunter Energy.

Note Payable to Related Party

On September 29, 2010 and December 30, 2010, the Company entered into a promissory note with our Chairman and Chief Executive Officer for $600,000 and $260,000, respectively, due on October 31, 2010 and January 1, 2011, respectively, at an interest rate of 10%. The promissory notes were extended to April 30, 2011. The promissory note was offset against related party receivable balance of $93,000 at December 31, 2010.

During the year ended December 31, 2011, the Company has borrowed an additional $687,000 under the promissory notes. On May 6, 2011, the maturity date was extended to December 31, 2011 and accrued interest of $42,000 was added to the principle balance. The maturity date was subsequently extended to December 31, 2012 and the interest rate was increased to 14%. During the year ended December 31, 2011, related party receivable balances of approximately $70,000 were offset against the promissory note.

On June 21, 2011, principal in the amount of $500,000 from the 10% Promissory Note was converted to 250,000 units which were offered under our private placement of common stock and warrants. See Note 9, Stockholders Equity, for more information.

The balance under these promissory notes was $889,000 at December 31, 2011, and $767,000 at December 31, 2010. The notes are convertible into common stock at the holder’s option based on the closing price of the company's common stock on the day prior to the election to convert.